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                                                                Exhibit 10.35

                      LICENSING AND DISTRIBUTION AGREEMENT

         THIS AGREEMENT is entered into to be effective as of the 15 day of March, 1999, by and between GalaGen Inc., a corporation organized under the laws of the State of Delaware, with its principal place of business at 1275 Red Fox Road, Arden Hills, Minnesota 55112-6943 USA (hereinafter "GalaGen"), and American Institutional Products, Inc., a corporation organized under the laws of the State of Minnesota, with its principal place of business at 501 NE 16th Avenue, Austin, Minnesota 55912 (hereinafter "Licensee").

                              W I T N E S S E T H :

         WHEREAS, Licensee is interested and willing to manufacture under license and distribute certain products developed by GalaGen utilizing certain ingredients to be purchased from GalaGen by Licensee; and

         WHEREAS, GalaGen is willing to license to Licensee the right to manufacture said certain products for distribution under the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, GalaGen and Licensee do hereby agree as follows:


                                       I.
                                  RELATIONSHIP

         GalaGen hereby grants Licensee the exclusive right and license to manufacture or have manufactured, promote, market and sell GalaGen's proprietary clinical nutrition products described in Exhibit A attached hereto ("Products"), containing proprietary ingredients described in Exhibit
A which are to be purchased by Licensee from GalaGen ("Ingredients") to hospitals, nursing homes and other inpatient healthcare facilities (the "Health Market") located in the United States of America and Canada (the "Territory"). GalaGen agrees not to grant any third party the right to manufacture for sale or sell or to itself manufacture for sale or sell Products to
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the Health Market in the Territory, and Licensee agrees that it will not sell
Products other than to the Health Market in the Territory.

         [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


                                       II.
                       DUTIES AND OBLIGATIONS OF LICENSEE

         The services to be performed by Licensee hereunder shall be all of those services and duties specified herein and said services shall be performed by Licensee as a Licensee for GalaGen, and neither Licensee nor its employees shall be considered employees of GalaGen. During the term of this
Agreement:

(a) Licensee agrees that during the term and in accordance with the provisions of this Agreement, Licensee will have manufactured the final, complete Products utilizing the proprietary formulas and specifications and Ingredients supplied by GalaGen. Licensee will ensure that Products shall be manufactured:

         (i) in compliance with all laws and regulations of the USA or any political subdivision thereof applicable to the manufacture and/or labeling of finished Products;

         (ii)     be wholesome and fit for human consumption;

         (iii) comply with nutritional information placed on finished Products; and

         (iv)     utilize Ingredients purchased from GalaGen; and

         (v) comply with any formulas and specifications for Products provided by GalaGen to Licensee in writing.


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         Provided, however, that Licensee shall be excused from compliance with its obligations hereunder only to the extent such noncompliance results from GalaGen's failure to comply with its representations and warranties in Section V.

(b) Licensee agrees to use its best efforts to introduce, diligently promote the sale and use of, and secure orders for Products in the Health Market. [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

(c)      Prior to [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], the parties will negotiate in good faith reasonable minimum numbers of units of Products to be sold by Licensee for the following [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] period. Six (6) months prior to the expiration of said [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] period, and every fifth year thereafter, the parties will negotiate in good faith reasonable minimum numbers of units of Products to be sold by Licensee for the next [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] year period.

(d) The parties agree to develop mutually acceptable [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] month's forecasts.


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(e)      Licensee agrees to obtain GalaGen's prior written approval concerning any promotional information, materials and other data supplied by Licensee to customers and potential customers relative to Products.

(f) Licensee shall ensure that Products are sold and advertised in the form developed by Licensee and approved by GalaGen in writing, and with the labeling or marking jointly developed with GalaGen and agreed by Licensee. Licensee shall not alter the same without the express, prior written consent of GalaGen.

(g) [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

(h) Licensee shall obtain all licenses, permits or certificates which are required under applicable law to conduct its business and to resell Products to the Health Market in the Territory, and shall comply with all laws applicable to its business.

(i) Licensee or Licensee's designated manufacturer agrees to purchase Ingredients from GalaGen at the delivered price set forth on Exhibit B attached hereto. [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. GalaGen shall sell and deliver Ingredients to Licensee at Rochester Minnesota, or other location agreed upon by both parties ("Delivery Point"). [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

(j) [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


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(k)      [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY
         WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

(l) This Agreement sets forth the contract terms between the parties regarding Licensee's purchase of Ingredients from GalaGen. In the event that there is any inconsistency between the terms and conditions in this Agreement and those contained in either party's standard terms and conditions, the terms of this Agreement shall apply.

(m) Licensee shall carry general liability, product liability and property damage insurance covering all hazards, injuries, losses or damages caused by or arising out of possession or sale of Products by Licensee in form and amounts reasonably satisfactory to GalaGen, provided that Licensee shall be permitted to include a self-insurance retention feature up to [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. Licensee shall furnish GalaGen with a certificate of insurance evidencing the same, naming GalaGen as an additional insured and providing that GalaGen shall receive [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] days prior written notice of any cancellation of such insurance.

(n) GalaGen shall maintain during the term of this Agreement a policy of general liability insurance, including products liability insurance, business interruption insurance and contractual insurance, with limits of no less than [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***]. GalaGen shall furnish Licensee with a certificate of insurance evidencing the same, naming Licensee as an additional insured and


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         providing that Licensee shall receive [***CONFIDENTIAL TREATMENT
         REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] prior written notice of any cancellation of such insurance.

(o) [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

(p) Licensee shall work with GalaGen to develop and maintain a useful forecasting procedure to enable GalaGen to efficiently supply Ingredients in quantities required by Licensee.


                                      III.
                        DUTIES AND OBLIGATIONS OF GALAGEN

(a) GalaGen shall provide to Licensee, [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***], such ongoing technical assistance and training for Licensee's personnel with regard to the characteristics, uses, applications and sale techniques of Products as GalaGen determines, in its sole discretion, to be appropriate. [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

         GalaGen shall provide Licensee with copies of manuals and other marketing and technical documentation relating to Products as GalaGen shall determine in its sole discretion are desirable.


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(b)      [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY
         WITH THE SECURITIES AND EXCHANGE COMMISSION.***].

(c) GalaGen shall provide telemarketing support for Licensee's sales of Products at such time and in such manner as GalaGen and Licensee may mutually agree from time to time.

(d) GalaGen shall provide Licensee Ingredients which are suitable for the manufacture of Products, wholesome and fit for human consumption, and in compliance with all laws and regulations of the USA or any political subdivision applicable to the use of Ingredients in the manufacture of Products.

(e) GalaGen shall provide Licensee GalaGen's proprietary formulas and specifications for the manufacture of Products utilizing Ingredients which, if properly applied by Licensee following GalaGen's instructions and using properly qualified personnel and facilities, will produce Products which are (i) in compliance with all laws and regulations of the USA, or any political subdivision thereof, applicable to the manufacture and/or labeling of Products, (ii) wholesome and fit for human consumption, and (iii) in compliance with such nutritional information or other label information or promotional information as GalaGen has authorized Licensee in writing to use in connection with the labeling or promotion of Products.

(f) [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


                                       IV.
                                   TRADEMARKS

         The parties intend that the labeling of Products sold by Licensee will bear certain


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trademarks owned by GalaGen, [*** CONFIDENTIAL TREATMENT REQUESTED; PORTION
OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] and such other trademarks of GalaGen as the parties may from time to time agree in writing (the "GalaGen Trademarks"), together with certain trademarks owned by Licensee, including [*** CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***] such other trademarks of Licensee as Licensee may utilize from time to time (the "Licensee Trademarks"). The parties intend that the Licensee Trademarks will be the primary trademarks used on Product labels, with GalaGen Trademarks used in an endorsement position. GalaGen Trademarks and Licensee Trademarks are referred to collectively as the "Trademarks".

         Solely for the purposes of this Agreement, GalaGen grants to Licensee the right and license to sell Products bearing GalaGen Trademarks together with Licensee Trademarks, subject in all cases to the following terms and conditions:

(a) Products shall continue to meet the same high level of quality as products presently manufactured and sold by Licensee, shall comply with GalaGen's proprietary formulas, specifications and standards, and shall utilize Ingredients. Licensee shall not make material changes to Products without GalaGen's prior written agreement.

(b) Trademarks when used together shall in all cases appear in the label presentation (size, configuration, color and placement) as agreed to in writing from time to time between GalaGen and Licensee.

(c) Each party acknowledges that the other party's Trademarks are the other party's sole and exclusive property, and agrees that all goodwill arising out of the use of the other party's Trademarks shall inure exclusively to the benefit of the other party.

(d) GalaGen Trademarks will not be presented or used by Licensee in a manner to which GalaGen objects in writing.


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(e)      The license granted by GalaGen to Licensee hereunder is for the sole and limited purpose of Licensee performing its obligations under this Agreement, and for no other purpose. Licensee shall not use GalaGen Trademarks except with Products as specifically permitted under this Agreement.

(f) The license granted by GalaGen to Licensee hereunder shall terminate when this Agreement terminates, and thereafter, Licensee shall not use GalaGen Trademarks in any application or for any purpose, except to permit Licensee to sell Products in its inventory after termination as provided in Section X(b).

(g) Licensee shall provide GalaGen access, at reasonable times, and in a reasonable manner and with prior written notice, to inspect facilities where Products are manufactured and stored.

Licensee shall cooperate with GalaGen in safeguarding the GalaGen Trademarks. In the event Licensee learns of any actual or threatened infringement of, or challenge to, Licensee's use of any GalaGen Trademark, Licensee shall notify GalaGen immediately, and GalaGen shall have sole and absolute discretion to take such action as it deems appropriate.


                                       V.
                     GALAGEN REPRESENTATIONS AND WARRANTIES

         [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


                                       VI.
                                 INDEMNIFICATION

         [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


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                                      VII.
                                CONFIDENTIALITY

         For purposes of this Agreement, the term "Confidential Information" means any information or compilation of information, not generally known, which is proprietary to the disclosing party and relates to Products or the disclosing party's other products or product research, including, without limitation, information relating to research data, product development, recipes, manufacturing methods or techniques, marketing data, sales and marketing plans, customer information, financial information and any other information about the disclosing party's business which is normally considered confidential or is indicated in writing by the disclosing party to be confidential or proprietary. "Confidential Information" specifically includes any proprietary and confidential formulas and specifications furnished by GalaGen to Licensee.

         The term "Confidential Information" as used herein shall not include any information:

(a) which was in the public domain at the time of disclosure by the disclosing party to the receiving party;

(b) which is published or otherwise comes into the public domain after its disclosure to the receiving party through no violation of this Agreement by the receiving party;

(c) which is disclosed to the receiving party by a third party not under an obligation of confidence to the disclosing party; or

(d) which is required to be produced by law or regulation or under order of a court of competent jurisdiction; provided, however, that the receiving party provide the disclosing party with prompt written notice of such request or order of disclosure and that the


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      receiving party cooperate with the disclosing party in seeking to resist or narrow such request or to secure assurances that the Confidential Information so disclosed would be kept confidential.

         During the term of this Agreement and at all times thereafter, the receiving party shall hold in strictest of confidence and shall never disclose, transfer, convey or make accessible to any person any Confidential Information of the disclosing party. The receiving party agrees not to use the Confidential Information of the disclosing party except to the extent necessary to perform its obligations under this Agreement, and agrees not to allow such Confidential Information to be used for the benefit of anyone other than the disclosing party. The receiving party agrees to take reasonable precautions to prevent receiving party's employees, representatives, agents and others from disclosing or appropriating for their own use any Confidential Information of the disclosing party. [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


                                      VIII.
                       LICENSEE IS INDEPENDENT CONTRACTOR

         In performing any of the services under this Agreement, Licensee shall be an independent contractor and is not an agent, employee, joint venturer, partner, franchisee or legal representative of GalaGen for any purposes whatsoever. Licensee shall not have any right or authority to incur any indebtedness or liability of any kind on GalaGen's behalf or bind or purport to bind GalaGen in any manner whatsoever. Licensee shall be exclusively responsible for the manner in which it performs its duties hereunder and for the profitability, or lack thereof, of its activities under this Agreement. Licensee shall be solely responsible to its own employees for any compensation due them, and for compliance with all applicable laws imposed by any


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governmental authority regarding Licensee's employees.

                                       IX.
                             DURATION - TERMINATION

         This Agreement shall begin on the effective date set forth on the first page of this Agreement, and shall continue in effect until terminated in accordance with this Section IX, as follows:

         [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


                                       X.
                          OBLIGATIONS UP0N TERMINATION

         [***CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***].


                                       XI.
                                  FORCE MAJEURE

         If the performance of the obligations of the parties under this Agreement is prevented by acts of God, civil insurrection, acts of enemies, fire, flood, strikes, riots, war, acts of government, laws, orders, regulations, embargoes, lack or shortage of labor, materials or transportation, failure of plants or production facilities or other causes beyond the reasonable control of the parties, the party affected by said cause or causes shall immediately notify the other as to the existence of such cause or causes and upon said notification shall be excused from its obligation during the period of existence of such cause or causes, provided such party shall exert commercially reasonable efforts to remove said cause or causes.


                                      XII.


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                                   ASSIGNMENT

         This Agreement may not be assigned or otherwise transferred by either party hereto, by operation of law or otherwise, without the prior written consent of the other party; provided, however, that GalaGen may, without securing the prior written consent of Licensee, assign its rights and obligations hereunder to a successor in any merger, sale of a controlling interest of its stock, or sale of all, or substantially all, of its assets.


                                      XIII.
                                ENTIRE AGREEMENT

         This Agreement, together with Exhibits A and B attached hereto, contains the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior communications, understandings and agreements between the parties with respect thereto.


                                      XIV.
                              AMENDMENT AND WAIVER

         No purported amendment, modification, or waiver of any provision hereof shall be binding unless set forth in a writing in the English language signed by both parties (in the case of amendments and modifications) or by the party to be charged thereby (in the case of waivers). Any waiver shall be limited to the circumstance or event specifically referenced in the written waiver document, and shall not be deemed a waiver of any other term of this Agreement or of the same circumstance or event upon any recurrence thereof. Only officers of GalaGen holding the same title as those who have signed this Agreement shall have the right to execute any amendment, modification or waiver document on behalf of GalaGen.


                                       XV.
                                     NOTICES

         All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given (i) when received if delivered by


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hand; (ii) the next business day after placement with a reputable overnight carrier for next morning delivery; or (iii) four (4) business days after deposit, if placed in the US mail for delivery by certified mail, return receipt requested, postage prepaid, and addressed to the appropriate party at the address set forth on page one of this Agreement. Each notice shall be sent to the attention of such party's President. If either party should change its address, such party shall give written notice to the other party of the new address in the manner set forth above, but any such notice shall not be effective until actually received by the addressee.


                                      XVI.
                                  SEVERABILITY

         Should any part of this Agreement, for any reason, be declared invalid, such decision shall not affect the validity of any remaining portions, and such remaining portion shall remain in full force and effect as if this Agreement had been executed with the invalid portion eliminated.


                                      XVII.
                                INJUNCTIVE RELIEF

         In addition to any other relief afforded by law, each party shall have the right to enforce covenants contained in Sections II(e), VII and IX(c) of this Agreement by specific performance and preliminary, temporary and permanent injunctive relief against the other party or any other person concerned thereby. Damages, specific performance and injunctive relief shall be considered proper modes of relief and are not to be considered alternative remedies.


                                     XVIII.
                                 APPLICABLE LAW

         This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and enforced in accordance with the laws of the State of Minnesota, excluding any choice of law rules which would refer the matter to the laws of another jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year


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first above written.

           GALAGEN INC.                   AMERICAN INSTITUTIONAL PRODUCTS,
           ("GalaGen")                           INC. ("Licensee")

By: /s/ Henry J. Cardello                By: /s/ Dan McHugh
    --------------------------               ---------------------------------
Its: President                           Its: Vice President & General Manager
     -------------------------                --------------------------------
Date: March 12, 1999                     Date: March 15, 1999
      ------------------------                 -------------------------------


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